SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


(X)  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                     LM INSTITUTIONAL FUND ADVISORS I, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

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                     LM INSTITUTIONAL FUND ADVISORS I, INC.
                          117 East Colorado Boulevard
                           Pasadena, California 91105

                       ---------------------------------

                   Notice of Special Meeting of Shareholders

                        --------------------------------

         A special meeting (the "Meeting") of the shareholders of the Western Asset Limited Duration Portfolio (the "Portfolio") of LM Institutional Fund Advisors I, Inc. (the "Company") will be held on June __, 1998, at 9:00 a.m., Pacific time, at the offices of the Company, 117 East Colorado Boulevard, Pasadena, California 91105, for the following purposes:

         1a. To approve or disapprove an amendment to the Portfolio's fundamental investment restriction with respect to making loans;

         1b. To approve or disapprove an amendment to the Portfolio's fundamental investment restriction with respect to borrowing and senior securities; and

         2. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

         Shareholders of record as of the close of business on June __, 1998 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                              By order of the Board of Directors of the Company,


                              Donna E. Barnes
                              Secretary

June __, 1998

                     LM INSTITUTIONAL FUND ADVISORS I, INC.
                          117 East Colorado Boulevard
                           Pasadena, California 91105

                       ---------------------------------

                                PROXY STATEMENT

                        --------------------------------

         This proxy statement is furnished to the holders of shares in the Western Asset Limited Duration Portfolio (the "Portfolio") of LM Institutional Fund Advisors I, Inc. (the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company to be used at a special meeting of such holders to be held at 9:00 a.m., Pacific time, on June __, 1998, or any adjournment thereof (the "Meeting"), at the offices of the Company, 117 East Colorado Boulevard, Pasadena, California. Shareholders of record at the close of business on June __, 1998 are entitled to be present and vote at the Meeting. These proxy materials are first being made available to shareholders on or about June __, 1998.

         Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Board of Directors and in the judgment of the proxy holders as to any other business that properly comes before the Meeting. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Company (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy or by attending the Meeting, requesting return of your proxy, and voting in person.

         COPIES OF THE PORTFOLIO'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE COMPANY AT 117 EAST COLORADO BOULEVARD, PASADENA, CALIFORNIA 91105, ATTENTION: DONNA BARNES, OR BY CALLING 1-800-822-5544.

         On the record date, June __, 1998, there were 490,428 shares of capital stock, $.001 par value per share, outstanding in the Portfolio. Each whole share is entitle to one vote and each fractional share is entitled to a proportionate fractional vote.

PROPOSAL 1:  PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS

         As described in the following proposals, the Directors are recommending that shareholders approve changes to the Portfolio's fundamental investment restrictions. The purpose of these changes is to increase the Portfolio's investment flexibility consistent with the Portfolio's current investment objectives. The Directors believe that by changing the fundamental investment restrictions, as described below, the Portfolio will avoid situations where a fundamental investment restriction will prevent it, absent another shareholder vote, from taking advantage of opportunities that are legally permissible and potentially advantageous to shareholders. The adoption of either of these proposals is not contingent on the adoption of the other proposal.

         REQUIRED VOTE FOR ITEMS 1.a - 1.b. As provided in the Investment Company Act of 1940, as amended (the "1940 Act"), approval of amendments to either of the fundamental investment restrictions requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Portfolio or (ii) 67% or more of the shares of the Portfolio present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.

         THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE TO AMEND THE PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTIONS AS DESCRIBED BELOW.

         1a. APPROVAL OF DISAPPROVAL OF AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO MAKING LOANS

         The Directors are recommending that the Portfolio's fundamental investment restriction with respect to making loans be revised to, among other things, permit the Portfolios to purchase securities that re not publicly distributed, which could be considered loans for these purposes. The current restriction states that the Portfolios may not:

                  "Make loans, except loans of portfolio securities and except to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans."

         The proposed amended fundamental investment restriction is set forth below:

                  "Each Portfolio may lend or borrow money and issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations, or orders may be amended from time to time."

         If this proposal is approved, the Portfolio may, consistent with its investment objectives and policies and applicable law, make loans, including purchasing securities that are not publicly distributed. The 1940 Act permits the Portfolio to make loans only if expressly permitted by the Portfolio's investment policies, but never to persons who control or are under common control with the Portfolio. Thus, the 1940 Act effectively prohibits the Portfolio from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Portfolio may, however, make other loans which if made would expose shareholders to certain additional risk, such as the failure of the other party to repay the loan.

         Securities that are not publicly distributed are generally restricted as to resale under federal securities laws or by contract. Such securities are often less liquid and more difficult to value than securities that are publicly distributed, and the Portfolio may find it more difficult to sell such securities at a price that approximates fair market value.

         1b. APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING AND SENIOR SECURITIES

         The Directors are recommending that the Portfolio's fundamental investment restriction with respect to borrowing and senior securities be amended to grant the Portfolio the maximum flexibility permitted by the 1940 Act. The Portfolio's current restriction states that the Portfolio may not:

                  "Borrow Money or issue senior securities, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements, provided that, immediately after such borrowing, the total amount borrowed by the Portfolio, including reverse repurchase agreements, does not exceed 331/3% of its total assets (including the amount borrowed) less liabilities (other than the borrowings); and provided further that any Portfolio may enter into transactions in options, futures, options on futures and forward foreign currency contracts as described in the Prospectus and this Statement of Additional Information."

         The proposed fundamental investment restriction is set forth below:

                  "Each Portfolio may lend or borrow money and issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time."

         If the amendment to this restriction is approved, the Portfolio will also adhere to the following non-fundamental limitation on borrowing:

                  "The Portfolio will limit its investments in reverse repurchase agreements and other borrowing (including dollar roll transactions) to no more than one-third of its total assets. To avoid potential leveraging effects of such borrowing (including reverse repurchase agreements and dollar roll transactions), the Portfolio will not make investments while its borrowing is in excess of 5% of its total assets."

         Because this limitation is nonfundamental, the Directors will have the ability to modify or eliminate the limitation without the need for shareholder approval if the Directors determine that such modification or elimination would be appropriate.

         Except for certain temporary borrowings, the 1940 Act requires an open-end fund such as the Portfolio to borrow only from banks and only if the fund has asset coverage of at least 300%. Asset coverage for these purposes is defined as the ratio which the value of the total assets of the fund, less all liabilities not represented by "senior securities," bears to the amount of the borrowings. The revised restriction would permit the Portfolio to, among other things, engage in transactions such as dollar rolls, which could be considered borrowings, and, in limited circumstances permitted under the 1940 Act, to borrow from parties other than banks.

         A dollar roll is a transaction in which the Portfolio sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in the dollar roll transaction the Portfolio foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Portfolio would also be able to earn interest on the income that is received from the initial sale. The obligation to purchase the securities on a specified future date involves the risk that the market value of the securities that the Portfolio is obligated to purchase may decline below the purchase price. In addition, in the event the other party to a dollar roll transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Portfolio's use of the proceeds of the transaction may be impaired.

         Borrowing by the Portfolio allows it to leverage its assets, which exposes it to certain risks. Leveraging exaggerates the effect of any increase or decrease in value of securities owned by the Portfolio on the Portfolio's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest or dividends received from the securities purchased with borrowed funds.

         Generally, a "senior security" is a security which has priority over any other security as to distribution of assets or dividends, and technically includes all indebtedness over 5% of the Portfolio's assets. The 1940 Act prohibits the issuance of senior securities by registered investment companies, except for permitted borrowings. Thus, given the proposed changes to the Portfolio's restriction on borrowing described above, which permit the Portfolio the maximum flexibility to borrow money, the proposed change with respect to senior securities will have no additional current impact on the Portfolio.

                                 MISCELLANEOUS

         OTHER BUSINESS. The Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Directors' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

         QUORUM. A majority of the shares entitled to vote on a particular proposal - present in person or represented by proxy - constitutes a quorum for the transaction of business with respect to such proposal at the Meeting.

         SOLICITATION OF PROXIES. In addition to the solicitation of proxies by mail, Directors of the Company and employees of Western Asset Management Company ("Western") and its affiliates may solicit proxies in person or by telephone. The cost of the solicitation will be borne by the Company.

         TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by persons appointed to act as inspectors for the Meeting. The inspectors will count the total number of votes cast "for" approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. As stated above, shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Board of Directors. The inspectors will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Shares represented by proxies that withhold authority to vote, abstentions and broker non-votes will have the effect of negative votes on each of the proposals.

         DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. As allowed by Maryland law, the Portfolio does not intent to hold annual shareholders' meetings except where the 1940 Act requires a shareholder vote on certain matters. Under the 1940 Act, holders of 10% or more of the outstanding shares of the Company have the right to call a special meeting of holders of shares in the Company for the purpose of removing Directors of the Company. To call a special meeting, a shareholder should submit a written request to the Secretary of the Company at 117 East Colorado Boulevard, Pasadena, California 91105, stating the purpose of the proposed meeting.

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the attention of the Secretary of the Company at the above address. A shareholder may include with the proposal a supporting statement which (together with the proposal) should not exceed 500 words in length.

Proposals should be received by the Company within a reasonable time before the proxy statement for the meeting is mailed to shareholders.

         ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time schedule for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to any of such proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on a proposal, but not both proposals, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on such proposal as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting for a reasonable time in order to defer action on such proposal as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposal in respect of which such adjournment is proposed. They will vote all other proxies against any such adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by the Company. If the Meeting is adjourned with respect to a proposal, the other proposal may still be acted upon by the shareholders.

         PRINCIPAL HOLDERS OF SECURITIES. As of June __, 1998, the Directors and executive officers as a group beneficially owned less than 1% of the outstanding shares of the Portfolio. Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Company to own beneficially five percent or more of the outstanding shares of the Portfolio as of June __, 1998:

NAME AND ADDRESS                         % OF OWNERSHIP AS OF JUNE __, 1998

Western Michigan University              63.93%
Investment & Endowment Mgmt.
1083 Seibert Admin.  Bldg.
Kalamazoo, MI 49008

University Athletic Association          20.96%
P.O. Box 14485
Gainseville, FL 32604

Good Shephard Medical Center              8.51%
P.O. Box 160
Westerville, OH 43086

HFA Investment Partnership                6.59%
600 HFA Building
914 S. 8th Street
Minneapolis, MN 55404

         OTHER INFORMATION. The address of the Company, LM Institutional Advisors, Inc., and Western, the Portfolio's manager and adviser respectively, is 117 East Colorado Boulevard, Pasadena, California 91105. The address of the Company's administrator, Legg Mason Fund Adviser, Inc., is 100 Light Street, Baltimore, Maryland 21202.

                     LM INSTITUTIONAL FUND ADVISORS I, INC.

                           LIMITED DURATION PORTFOLIO

                  PROXIES SOLICITED BY THE BOARD OF DIRECTORS


The undersigned, revoking any previous proxies, hereby appoint(s) Donna E. Barnes, Ilene S. Harker, and W. Curtis Livingston, III, and each of them separately, as proxies, with full power of substitution to each, and hereby authorizes them to represent the undersigned and to vote all shares of the Western Asset Limited Duration Portfolio ("Portfolio") of LM Institutional Fund Advisors I, Inc. (the "Company") which the undersigned would be entitled to vote if personally present, as designated below, at the Meeting of Shareholders of the Company to be held at the offices of the Company at 117 East Colorado Boulevard, Pasadena, California, 91105 on June __, 1998 at 9:00 a.m., Pacific time, and at any adjournments or postponements thereof. All powers may be exercised by a majority of said proxyholders or substitutes voting or acting or, if only one votes and acts, then by that one. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each of the proposals and for the election of each nominee and in the proxies' discretion such other business as may properly come before the Meeting.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Directors recommends a vote FOR each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED


ALL SHAREHOLDERS PLEASE VOTE:                                                                        FOR        AGAINST      ABSTAIN

1a. Proposal to amend the Portfolio's fundamental investment restriction with respect to             [ ]          [ ]          [ ]
    making loans.

1b. Proposal to amend the Portfolio's fundamental investment restriction with respect to             [ ]          [ ]          [ ]
    borrowing and senior securities.

Please sign your name exactly as it appears on this card. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. Such signer must be the corporation's president or a vice president or other person duly appointed to vote shares of the Company on said corporation's behalf. Execution of this proxy card by a person other than the president or a vice president on behalf of the corporation shall be deemed to be confirmation that the undersigned has been duly appointed. If you are a partner, sign in the partnership name. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such when signing.

___________________    ____________    ________________________    _____________
Signature              Date            Signature (Joint Owners)    Date